                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 11, 1999




                        PLANET POLYMER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)



              0-26804                                     33-0502606
        (Commission File No.)                  (IRS Employer Identification No.)

                        9985 BUSINESSPARK AVENUE, SUITE A
                           SAN DIEGO, CALIFORNIA 92131
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (619) 549-5130



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ITEM 1.  CHANGES IN CONTROL OF THE COMPANY.

         On November 12, 1998, Planet Polymer Technologies, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with Agway Holdings, Inc., a Delaware corporation ("Agway") whereby Agway agreed to purchase, following the satisfaction of certain conditions, 1,000,000 shares of the Company's Common Stock ("the Shares") at a price of $1.00 per share for an aggregate purchase price of $1,000,000. On January 6, 1999, the Company's shareholders approved, among other things, the issuance of the Shares to Agway. On January 11, 1999 (the "Closing Date"), Agway purchased the Shares, pursuant to the Agreement. As of the Closing Date, Agway owned approximately 14.43% of the issued and outstanding shares of the Company's Common Stock (including shares of the Company's Series A Stock on an as converted basis) and approximately 12.01% of the issued and outstanding shares of the Company's Common Stock (including shares of the Company's Series A Stock on an as converted basis and assuming the exercise of all issued and outstanding options and warrants other than the warrant issued to Agway as described below).

         On the Closing Date, the Company also issued to Agway a warrant to purchase an aggregate of up to an additional 2,000,000 shares of its Common Stock at an exercise price of $1.00 per share (collectively, the "Warrant"), for an aggregate purchase price of $2,000,000 if exercised in full. Based on the Company's capitalization as of the Closing Date, if Agway were to exercise the Warrant in full, Agway would own approximately 33.60% of the issued and outstanding shares of Common Stock (including shares of Series A Stock on an as converted basis) and approximately 28.75% of the issued and outstanding shares of Common Stock (including shares of Series A Stock on an as converted basis and assuming the exercise of all issued and outstanding options and other warrants).

         The Securities and Exchange Commission may deem the issuance of the Shares and the Warrant to Agway to be a change of control of the Company. As of the Closing Date, Agway will be able to vote equally with the other shareholders of the Company on all matters voted upon by shareholders and may cumulate votes for the election of directors. Accordingly, Agway will be able to effectively exercise a certain level of influence, as the Company's largest shareholder, over the Company's Board of Directors (the "Board") and management. If Agway were to exercise the Warrant in full and cumulate its votes for the election of directors at the next Annual Meeting of Shareholders, Agway would be able to elect up to two (2) directors to the Board (assuming that the authorized number of directors is 5 and based on the number of shares of Common Stock outstanding on the Closing Date).

         The Company anticipates that one director will be nominated as a representative of Agway for election to the Company's Board of Directors at the 1999 Annual Meeting of Shareholders, and for re-election to the Board of Directors on each proxy statement filed for each subsequent meeting of the shareholders as his term expires.

         Reference is made to the Company's Proxy Statement dated as of December 14, 1998 filed with the Securities and Exchange Commission (the "Commission") for additional information with respect to the transaction.



                                       2.
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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of January 11, 1999 by: (i) each executive officer and director; (ii) all executive officers and directors of the Company as a group; and (iii) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                       BENEFICIAL OWNERSHIP
                                                                                    PERCENTAGE OF
TITLE OF CLASS  BENEFICIAL OWNER                              NUMBER OF SHARES(1)   CLASS OWNED(2)
--------------  ----------------                              -------------------   --------------
Common          Agway Holdings, Inc.(3)                            3,000,000              35.97%
                        P.O. Box 4933
                        Syracuse, NY 13221
Common          Special  Situations Private Equity Fund,           1,093,434              14.79%
                L.P.(4)
                        153 East 53rd Street, 51st Floor
                        New York, NY 10022
Common          Robert J. Petcavich, Ph.D.(5)                        693,206              10.77%
                        9985 Businesspark  Avenue, Suite A
                        San Diego, CA 92131
Common          Brian To(6)                                          646,111               9.98%
                        Tarrenz, Inc.
                        201 Harrison St., #607
                        San Francisco, CA 94105
Common          Rebecca A. Petcavich(7)                              571,993               8.99%
                        6832 Town View Lane
                        San Diego, CA 92120
Common          H.M. Busby(8)                                        242,592               3.82%
Common          Thomas M. Connelly(9)                                 28,700                   *
Common          Michael M. Coleman, Ph.D.(10)                         16,200                   *
Common          Thomas A. Landshof(11)                                 9,000                   *
Common          All executive officers and directors as              989,698              15.25%
                a group(12)
Series A        Special  Situations Private Equity Fund, L.P.        500,000             100.00%
Preferred               153 East 53rd Street, 51st Floor
                        New York, NY 10022


----------

*       Less than one percent.

(1) This table is based upon information supplied by officers and directors and with respect to the principal shareholders, information supplied by the Company's transfer agent Oxford Transfer & Registrar and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2) Percentage ownership of Common Stock is based upon 6,341,062 shares outstanding on January 11, 1999, and any shares issuable pursuant to securities convertible into or exercisable for shares of Common Stock by the person or group in question on January 11, 1999 or within 60 days thereafter. Percentage of Series A



                                       3.
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         Convertible Preferred Stock is based upon 500,000 shares of Series A
         Convertible Preferred Stock outstanding as of January 11, 1999.

(3) Includes 2,000,000 shares of Common Stock issuable upon exercise of a warrant within 60 days of January 11, 1999. Agway Holdings, Inc. is an indirect wholly-owned subsidiary of Agway, Inc.

(4) Includes 588,235 shares of Common Stock issuable upon conversion of the 500,000 shares of Series A Convertible Preferred Stock and 462,444 shares issuable upon exercise of a warrant within 60 days of January 11, 1999.

(5) Includes 93,607 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 11, 1999.

(6) Includes 66,137 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 11, 1999. Also included are 66,120 shares of Common Stock issuable upon exercise of options that are exercisable by Tarrenz, Inc. within 60 days of January 11, 1999, and 72,124 shares held in the name of Tarrenz, Inc. Mr. To is the Managing Director and a principal shareholder of Tarrenz, Inc.

(7) Includes 21,694 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 11, 1999.

(8) Includes 12,200 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 11, 1999.

(9) Includes 2,000 shares held by Mr. Connelly's wife and 22,200 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 11, 1999.

(10) Includes 12,200 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 11, 1999.

(11) Includes 9,000 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 11, 1999.

(12) Includes 149,207 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 11, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

                  99.1 Stock Purchase Agreement dated as of November 12, 1998, between Planet Polymer Technologies, Inc. and Agway Holdings, Inc., which was filed as Annex A to the Company's Definitive Proxy Statement dated as of December 14, 1998 filed with the Commission pursuant to Regulation 14A, is incorporated herein by reference.

                  99.2     News Release dated January 12, 1999.



                                       4.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PLANET POLYMER TECHNOLOGIES, INC.



Dated:  January 25, 1999                By:/s/ Robert J. Petcavich
                                           -------------------------------------
                                           Robert J. Petcavich
                                           Chairman, Chief Executive Officer and
                                           Secretary



                                       5.
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                                INDEX TO EXHIBITS


         99.1 Stock Purchase Agreement dated as of November 12, 1998, between Planet Polymer Technologies, Inc. and Agway Holdings, Inc., which was filed as Annex A to the Company's Definitive Proxy Statement dated as of December 14, 1998 filed with the Commission pursuant to Regulation 14A, is incorporated herein by reference.

         99.2     News Release dated January 12, 1999.